UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
HC2 Holdings, Inc. Amended and Restated 2014 Omnibus Equity Award Plan
At the Annual Meeting of the Stockholders (the “Annual Meeting”) of HC2 Holdings, Inc. (the “Company”) held on June 14, 2017, the Company’s stockholders approved the adoption of the HC2 Holdings, Inc. Amended and Restated 2014 Omnibus Equity Award Plan (the “Amended 2014 Plan”) pursuant to which incentive compensation may be provided to employees, directors, officers and consultants of the Company or its affiliates in the form of (1) stock options, including incentive stock options entitling the participant to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units, (5) other stock-based awards, and (6) performance compensation awards. Subject to adjustment as provided in the Amended 2014 Plan, the Amended 2014 Plan authorizes the issuance of up to 3,500,000 shares of common stock, par value $0.001 per share, of the Company plus any shares that again become available for awards under the 2014 Omnibus Equity Award Plan. Each stock option or stock-settled stock appreciation right granted under the Amended 2014 Plan would reduce the available plan capacity by one share and each other award denominated in shares that is granted under the plan would reduce the available plan capacity by 1.68 shares. The Amended 2014 Plan also provides that to the extent outstanding awards granted under the Amended 2014 Plan are not assumed, converted or replaced by the resulting entity in the event of a change in control, all outstanding awards that are not exercisable or otherwise unvested will automatically be deemed exercisable or otherwise vested, as the case may be, and any specified performance goals with respect to outstanding awards will be deemed to be satisfied at target, immediately prior to the consummation of such change in control, unless the applicable award agreement provides to the contrary.
A description of the material terms of the Amended 2014 Plan and the text of the Amended 2014 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2017 (File No. 001-35210) (the “Proxy Statement”).
The description of the Amended 2014 Plan above and the portions of the Proxy Statement containing a description of the Amended 2014 Plan are qualified in their entirety by reference to the full text of the Amended 2014 Plan, which was filed as Exhibit B to the Proxy Statement and is incorporated herein by reference.
Restricted Stock Unit Award Agreement
In connection with the stockholders’ approval of the Amended 2014 Plan, the Company’s Compensation Committee approved a form of award agreement for use in making awards of restricted stock units pursuant to the Amended 2014 Plan (the “RSU Award Agreement”). Once granted, restricted stock units are subject to time-based vesting requirements, as set forth in the individual’s award agreement. A copy of the RSU Award Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 14, 2017, the Board of Directors (the “Board”) approved a third amendment and restatement of the By-Laws of the Company (the “Bylaws”) to add Section 4 to Article I - “Notice of Stockholder Nominations and Other Business”, which provides for advance notice provisions for director nominations and proposals for other business by stockholders at an annual meeting of stockholders of the Company. The Bylaws were amended to provide that any stockholder wishing to nominate persons for election as directors at, or bring other business before, an annual meeting must deliver to the Company’s secretary a written notice of the stockholder’s intention to do so. To be timely, the stockholder’s notice must be delivered to the Company not later than the 120th day nor earlier than the 150th day prior to the anniversary date of the preceding annual meeting. If there was no such prior annual meeting, then a stockholder’s notice must be delivered not earlier than the close of business on the 150th day nor later than the 120th day prior to the date which represents the first Monday in June of the current year. In the event that the date of the annual meeting is more than 25 days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.

The full text of the Third Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Annual Meeting of the Company was held on June 14, 2017. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:
1.    Election of Directors
The holders of the shares of the Company’s common stock (the “Common Stock”), Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”), Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock and Series A-1 Preferred Stock, the “Preferred Stock”), voting together as a single class (and with the Preferred Stock voting on an as-converted basis), voted to elect the following five nominees as members of the Board, each to hold office until the Company’s 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The results of the vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Wayne Barr, Jr.	29,306,943.93	1,372,088	11,560,690
Philip Falcone	30,124,789.93	554,242	11,560,690
Warren Gfeller	28,704,801.93	1,974,230	11,560,690
Lee S. Hillman	28,705,810.93	1,973,221	11,560,690
Robert V. Leffler	28,295,425.93	2,383,606	11,560,690

2.    Approval of the Compensation of the Company's Named Executive Officers (“Say on Pay”) Proposal
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
30,363,334.93	242,580	73,117	11,560,690

3.    Approval of the Amended and Restated 2014 Omnibus Equity Award Plan
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to approve the HC2 Holdings, Inc. Amended and Restated 2014 Omnibus Equity Award Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
24,087,102.93	6,504,196	87,733	11,560,690

4.	Ratification of the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
42,120,443.93	94,304	24,974	—

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Item No.	Description
3.1	Third Amended and Restated Bylaws of HC2 Holdings, Inc.
10.1	Form of Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer

Exhibit Index

Item No.	Description
3.1	Third Amended and Restated Bylaws of HC2 Holdings, Inc.
10.1	Form of Restricted Stock Unit Award Agreement